                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-04760

                              SCUDDER ADVISOR FUNDS
                          ----------------------------
               (Exact Name of Registrant as Specified in Charter)

                   One South Street, Baltimore, Maryland 21202
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-3488
                                                            --------------

                                  Charles Rizzo
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        9/30

Date of reporting period:       03/31/2005

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Small Cap Growth Fund

Semiannual Report to Shareholders

March 31, 2005

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. Stocks of small companies involve greater risk than securities of larger, more-established companies, as they often have limited product lines, markets or financial resources and may be subject to more erratic and abrupt market movements. Please read the fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary March 31, 2005

All performance shown is historical, assumes reinvestment of all dividends and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Investment Class and Class R shares are not subject to sales charges.

To discourage short-term trading, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares prior to their inception on June 28, 2002 and Class R shares prior to its inception on October 1, 2003 are derived from the historical performance of Investment Class shares of the Scudder Small Cap Growth Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 3/31/05
Scudder Small Cap Growth Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class A	12.47%	6.86%	2.45%	-2.28%	10.53%
Class B	12.01%	5.95%	1.68%	-3.01%	9.70%
Class C	12.01%	5.95%	1.68%	-3.01%	9.70%
Investment Class	12.43%	6.72%	2.43%	-2.29%	10.53%
Class R	12.34%	6.49%	2.18%	-2.58%	10.16%
Russell 2000 Growth Index+	7.23%	.87%	4.01%	-6.60%	5.80%

Source: Lipper Inc. and Deutsche Asset Management, Inc.

* Total returns shown for periods less than one year are not annualized.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Investment Class	Class R
Net Asset Value: 3/31/05	$ 23.80	$ 23.31	$ 23.32	$ 23.79	$ 23.76
9/30/04	$ 21.29	$ 20.94	$ 20.94	$ 21.29	$ 21.29
Distribution Information: Six Months: Capital Gains as of 3/31/05	.17	.17	.17	.17	.17
Investment Class Lipper Rankings — Small-Cap Growth Funds Category as of 3/31/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	85	of	512	17
3-Year	217	of	427	51
5-Year	87	of	316	28
10-Year	28	of	83	34

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for the Investment Class shares; other classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Small Cap Growth Fund — Class A [] Russell 2000 Growth Index+

Yearly periods ended March 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 3/31/05
Scudder Small Cap Growth Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,071	$10,134	$8,399	$25,649
	Average annual total return	.71%	.45%	-3.43%	9.88%
Class B	Growth of $10,000	$10,295	$10,313	$8,502	$25,246
	Average annual total return	2.95%	1.03%	-3.19%	9.70%
Class C	Growth of $10,000	$10,595	$10,513	$8,583	$25,246
	Average annual total return	5.95%	1.68%	-3.01%	9.70%
Russell 2000 Growth Index+	Growth of $10,000	$10,087	$11,253	$7,109	$17,567
	Average annual total return	.87%	4.01%	-6.60%	5.80%

The growth of $10,000 is cumulative.

+ Russell 2000 Growth Index is an unmanaged capitalization-weighted measure of 2,000 of the smallest capitalized US companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, AMEX and Nasdaq. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Growth of an Assumed $10,000 Investment
[] Scudder Small Cap Growth Fund — Investment Class [] Russell 2000 Growth Index+

Yearly periods ended March 31
Comparative Results as of 3/31/05
Scudder Small Cap Growth Fund		1-Year	3-Year	5-Year	10-Year
Investment Class	Growth of $10,000	$10,672	$10,748	$8,908	$27,203
	Average annual total return	6.72%	2.43%	-2.29%	10.53%
Class R	Growth of $10,000	$10,649	$10,667	$8,775	$26,307
	Average annual total return	6.49%	2.18%	-2.58%	10.16%
Russell 2000 Growth Index+	Growth of $10,000	$10,087	$11,253	$7,109	$17,567
	Average annual total return	.87%	4.01%	-6.60%	5.80%

The growth of $10,000 is cumulative.

+ Russell 2000 Growth Index is an unmanaged capitalization-weighted measure of 2,000 of the smallest capitalized US companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, AMEX and Nasdaq. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of Scudder Small Cap Growth Fund (the "Fund"), you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had they not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended March 31, 2005.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended March 31, 2005
Actual Fund Return	Class A	Class B	Class C	Investment Class
Beginning Account Value 10/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/05	$ 1,124.70	$ 1,120.10	$ 1,120.10	$ 1,124.30
Expenses Paid per $1,000*	$ 6.62	$ 10.57	$ 10.57	$ 6.62
	Class R	Class AARP	Class S	Institutional Class
Beginning Account Value 10/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/05	$ 1,123.40	$ 998.30	$ 997.50	$ 997.50
Expenses Paid per $1,000*	$ 7.94	$ 2.79	$ 2.79	$ 2.79
Expenses and Value of a $1,000 Investment for the six months ended March 31, 2005
Hypothetical 5% Fund Return	Class A	Class B	Class C	Investment Class
Beginning Account Value 10/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/05	$ 1,018.70	$ 1,014.96	$ 1,014.96	$ 1,018.70
Expenses Paid per $1,000*	$ 6.29	$ 10.05	$ 10.05	$ 6.29
	Class R	Class AARP	Class S	Institutional Class
Beginning Account Value 10/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/05	$ 1,017.45	$ 1,011.18	$ 1,011.18	$ 1,011.18
Expenses Paid per $1,000*	$ 7.54	$ 2.81	$ 2.81	$ 2.81

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365. For Class AARP, S and Institutional Class, the average account value over the period was multiplied by the number of days since commencement (December 20, 2004), then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Investment Class
Scudder Small Cap Growth Fund	1.25%	2.00%	2.00%	1.25%
	Class R	Class AARP	Class S	Institutional Class
Scudder Small Cap Growth Fund	1.50%	1.00%	1.00%	1.00%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Co-Lead Portfolio Managers Samuel A. Dedio and Robert S. Janis discuss Scudder Small Cap Growth Fund's market environment, performance and strategy during the six-month period ended March 31, 2005. (Effective July 1, 2004, Scudder Small Cap Fund changed its name to Scudder Small Cap Growth Fund to better reflect its investment strategy. At the same time, the fund changed its benchmark from the Russell 2000 Index to the Russell 2000 Growth Index.)

Q:  How did Scudder Small Cap Growth Fund perform during its most recent semiannual period?

A:  For the six-month period, Scudder Small Cap Growth Fund Class A shares posted a 12.47% total return. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 6 for the performance of other share classes and for more complete performance information.) The fund outperformed both the 7.23% return of the Russell 2000 Growth Index and the 8.04% return of the Lipper Small-Cap Growth Funds category.1

1 Source: Lipper Inc. The Lipper Small-Cap Growth Funds category represents funds that invest at least 75% of their assets in the stocks of small-cap companies with above-average earnings and sales. It is not possible to invest directly into an index or category.

Q:  What were the best and worst stock performers for the fund?

A:  During the six-month period, the fund benefited from both its overweight and stock selection in health care providers and services.2 Three holdings in this industry made the fund's top-five list of individual contributors to performance over the period: (1) Centene Corp., a managed care organization that provides Medicaid and Medicaid-related programs to individuals and organizations in addition to behavioral health and nurse triage services; (2) AMERIGROUP Corp., a multistate managed health care company; and (3) Beverly Enterprises, Inc. We continue to maintain positions in both Centene and AMERIGROUP. We sold the third top-performing company from this industry, Beverly Enterprises, Inc., in January 2005. The company was sought for acquisition by a team of financial institutions, and its stock price rose sharply. We took profits and sold the security as Beverly continued to evaluate its takeover opportunities.

2 "Overweight" means the fund holds a higher weighting in a given sector than the benchmark index. "Underweight" means the fund holds a lower weighting in a given sector than the benchmark index.

Additionally, our underweight in biotechnology helped performance, as did our stock selection in the software sector. The fund's favorable performance in software was driven primarily by Macromedia, Inc., a provider of multimedia software for the Internet, fixed media, and wireless and digital devices. We sold Macromedia in February when its market capitalization rose above $2 billion, the typical top end of our small-cap growth range.3

3 Market capitalization (e.g., micro-cap, mid-cap, small-cap, large-cap) refers to the market value of a company's outstanding shares of common stock, determined by multiplying the number of shares outstanding by the share price (shares x price = market capitalization). The universe of publicly traded companies is frequently divided into large-, mid-, small- and micro-capitalization. "Large-cap" stocks tend to be more liquid.

Detractors from performance during the period included our overweight and stock selection in Internet and catalog retail, where Netflix Inc., an on-line movie rental subscription service, proved to be a detriment. We sold Netflix last October because of its slowing growth rate and the increased competitive threat within this market niche from Blockbuster and Amazon.com. The fund was also hurt by our underweight in commercial services and supplies as well as stock selection within capital markets. Within capital markets, we sold life insurance products and services provider National Financial Partners Corp. in October 2004 because of the company's slowing revenue growth.

Q:  What effect did sector positioning and stock selection have on the fund's results?

A:  We are pleased to report that stock selection strongly benefited the fund during the six-month period and drove outperformance versus its benchmark. In general, the fund's holdings in health care, information technology and telecommunication services outpaced their counterparts in the benchmark, while holdings in financials and consumer discretionary lagged the index. However, sector allocation detracted from performance during the period. While the fund was helped by an overweight in consumer discretionary and an underweight in financials, our underweights in energy and industrials detracted from returns.

Q:  What were the major factors affecting stock market performance during the period?

A:  Over the six-month period ended March 31, mid-cap stocks led the domestic market in performance, followed by small caps and large caps; the Russell Midcap Index returned 13.37%, while the Russell 2000 Index (small-cap stocks) and Russell 1000 Index (large-cap stocks) returned 8.00% and 7.71%, respectively.4 During the fourth quarter of 2004, as headlines were dominated by the US presidential elections, rising oil prices and the Iraqi situation, the US economy continued on a steady growth path. The equity markets as a whole finished 2004 with strong performance across all size segments. During the first quarter of 2005, investors focused on quality — seeking lower price-to-earnings and higher return on equity — and expressed their preference for larger stocks.5,6 Market factors during the first quarter included higher interest rates (as the Federal Reserve raised interest rates two times), higher oil prices, inflationary pressures and a general lack of appetite for small-cap funds.

4 The Russell Midcap Index represents the mid-cap segment of the US equity universe and includes the smallest 800 securities in the Russell 1000. The Russell 2000 Index is an unmanaged index that tracks the common-stock price movement of the 2,000 smallest companies of the Russell 3000 Index, which measures the performance of the 3,000 largest US companies based on total market capitalization. The Russell 1000 Index is an unmanaged, price-only index of the 1,000 largest-capitalized companies that are domiciled in the United States and whose common stocks are traded there. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

5 Price-to-earnings ratio (P/E) is the price of a stock divided by its earnings per share and is a widely used gauge of a stock's valuation that indicates what investors are paying for a company's earnings on a per-share basis. A higher earnings multiple indicates higher investor expectations or a higher growth rate, as well as the potential for greater price fluctuations.

6 Return on equity (ROE) is the amount, expressed as a percentage, earned on a company's common stock investment for a given period. ROE is calculated by dividing net income by net worth (common stock equity). Essentially, ROE tells stockholders how effectively their money is being employed by the company whose stock they hold.

Recent economic data have had a somewhat "softer" tone, with payroll growth slowing in March, consumer confidence ticking down and jobless claims edging up. However, this slight cool down follows a period of strong economic data. On balance, the economy still seems to be expanding reasonably well. The labor market continues to strengthen slowly, consumer demand remains firm and business investment seems robust, allaying fears that firms might retrench after the "accelerated depreciation" federal corporate tax provision (which temporarily expanded tax write-offs for some businesses) expired at the end of 2004.

Looking ahead, we remain cautiously upbeat on growth prospects. Energy prices have moved higher, which may crimp spending, while interest rates have also edged up. The stock market has been treading water, and the dollar has firmed slightly. But current energy prices will likely exert only a moderate drag on activity, and financial conditions remain accommodative, with interest rates still low, credit spreads narrow and capital readily available.7 Further, the strong underlying trend in productivity growth seems intact, which should continue to buoy perceptions of future income and profit prospects.

7 Yield spread, or credit spread, is the difference in yield between non-Treasury bonds, such as corporate bonds or mortgage-backed securities, and Treasury bonds of comparable maturity. If yield spreads are "narrow," for example, it typically means that yields have been declining and prices rising compared with Treasury bonds of similar maturity. If yield spreads are "wide," it means that yields have been rising and prices falling in relation to the equivalent Treasury issue.

On the inflation front, prices for goods and services continue to edge up, but we expect price increases to remain within acceptable bands. There still seems to be additional underlying capacity for growth within the economy, as evidenced by a lack of wage growth. In addition, companies' profit margins are generally wide. Thus, if wage costs accelerate, competition may prevent firms from passing on these costs to consumers in the form of higher prices. Still, there is less economic slack than a year ago, inflation expectations have inched up, overall economic policy remains stimulative and higher energy/import prices may continue to seep into core consumer price levels. All told, our base case is still for gradually increasing economic growth. Growth could be even stronger if energy prices recede or if businesses shed whatever lingering caution they are still harboring from the post-boom years.

Q:  In light of the results for the most recent period, how do you view the investment markets at present?

A:  The current backdrop of solid growth, moderate inflation and modest increases in interest rates seems generally supportive of equities. However, even if our analysis is correct, the market's current expectation for corporate earnings seems too optimistic, especially if profit margins flatten and begin to narrow, as we are predicting. The recent struggles of the equity markets, however, suggest that earnings expectations are beginning to come down to more realistic levels, partly because of the recent increases in energy prices.

Given that small-cap stocks have outperformed large-cap stocks for the past six calendar years, many investors have trouble believing that small caps can outperform for a seventh straight year. Within the small-cap area, the prices of "growth" stocks remain more attractive than those of "value" stocks.8,9 Historically, small-caps and mid -caps typically lag large-caps when the Fed is raising short-term rates. From a style perspective, growth generally outperforms value within the small- and mid-cap area in a rising-rate environment.

8 A growth stock is a stock of a company that has displayed above-average earnings growth and is expected to continue to increase profits faster than the overall market. Stocks of such companies usually trade at higher valuations and experience more price volatility than the market as a whole.

9 A value stock is a stock of a company whose price does not fully reflect its intrinsic value, as indicated by price/earnings ratio, price/book value ratio, dividend yield or some other valuation measure, relative to its industry or the market overall. Value stocks tend to display less price volatility and may carry higher dividend yields.

We believe that the equity market will continue to be a stock picker's market, one where investors reward quality growth companies that have strong fundamentals. We continue to adhere to our fundamental, valuation-sensitive investment process, and we are optimistic that our process will continue to work well in the current market environment.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary March 31, 2005

Asset Allocation (Excludes Securities Lending Collateral)	3/31/05	9/30/04

Common Stocks	97%	97%
Cash Equivalents	3%	3%
	100%	100%
Sector Diversification (As a % of Common Stocks)	3/31/05	9/30/04

Health Care	27%	24%
Information Technology	23%	25%
Consumer Discretionary	21%	19%
Industrials	8%	10%
Financials	8%	10%
Energy	7%	7%
Consumer Staples	5%	3%
Materials	1%	2%
	100%	100%

Ten Largest Equity Holdings at March 31, 2005 (25.1% of Net Assets)
1. Centene Corp. Provider of managed care programs	3.3%
2. Aeropostale, Inc. Retailer of casual apparel and accessories	2.6%
3. LCA-Vision, Inc. Develops and operates stand-alone laser vision correction centers	2.5%
4. Jarden Corp. Provider of niche consumer products used in home preservation	2.5%
5. Hot Topic, Inc. Operator of a retail apparel store	2.4%
6. Hyperion Solutions Corp. Developer of enterprise analytic application software	2.4%
7. P.F. Chang's China Bistro, Inc. Operator of a Chinese restaurant chain	2.4%
8. Tessera Technologies, Inc. Provides proprietary chip scale packaging technology	2.4%
9. United Surgical Partners International, Inc. Owns and operates surgery centers and private surgical hospitals	2.3%
10. THQ, Inc. Developer of interactive entertainment software	2.3%

Asset allocation, sector diversification and portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of March 31, 2005 (Unaudited)

	Shares	Value ($)

Common Stocks 98.1%
Consumer Discretionary 21.0%
Hotels Restaurants & Leisure 7.8%
Buffalo Wild Wings, Inc.*	190,900	7,221,747
P.F. Chang's China Bistro, Inc.*	212,300	12,695,540
RARE Hospitality International, Inc.*	365,400	11,283,552
Shuffle Master, Inc.* (d)	357,150	10,343,064
		41,543,903
Media 2.2%
Lions Gate Entertainment Corp.* (d)	1,038,300	11,473,215
Specialty Retail 8.2%
A.C. Moore Arts & Crafts, Inc.*	352,800	9,405,648
Aeropostale, Inc.*	419,800	13,748,450
Hot Topic, Inc.*	590,900	12,911,165
Kenneth Cole Productions, Inc. "A"	265,300	7,730,842
		43,796,105
Textiles, Apparel & Luxury Goods 2.8%
Gildan Activewear, Inc. "A"*	202,200	8,593,500
The Warnaco Group, Inc.*	262,800	6,317,712
		14,911,212
Consumer Staples 4.7%
Food & Staples Retailing 2.2%
United Natural Foods, Inc.*	410,600	11,755,478
Household Products 2.5%
Jarden Corp.*	287,200	13,176,736
Energy 7.2%
Energy Equipment & Services 3.7%
Alpha Natural Resources, Inc.*	68,200	1,955,294
Grey Wolf, Inc.*	1,486,200	9,779,196
Universal Compression Holdings, Inc.*	216,100	8,183,707
		19,918,197
Oil & Gas 3.5%
Bill Barrett Corp.*	250,900	7,253,519
Comstock Resources, Inc.*	360,700	10,366,518
W&T Offshore, Inc.*	46,700	969,492
		18,589,529
Financials 7.5%
Banks 3.1%
PrivateBankcorp, Inc.	160,500	5,041,305
Signature Bank*	263,400	6,982,734
Texas Capital Bancshares, Inc.*	233,000	4,893,000
		16,917,039
Capital Markets 1.1%
Piper Jaffray Companies, Inc.*	157,100	5,748,289
Diversified Financial Services 2.1%
Affiliated Managers Group, Inc.* (d)	179,000	11,103,370
Insurance 1.2%
KMG America Corp.*	668,000	6,513,000
Health Care 26.0%
Health Care Equipment & Supplies 7.7%
Advanced Medical Optics, Inc.* (d)	267,300	9,678,933
American Medical Systems Holdings, Inc.*	404,600	6,951,028
ArthroCare Corp.*	263,200	7,501,200
Shamir Optical Industry Ltd.*	76,500	1,181,925
Varian, Inc.*	192,200	7,282,458
Wright Medical Group, Inc.* (d)	348,700	8,368,800
		40,964,344
Health Care Providers & Services 15.0%
American Healthways, Inc.* (d)	289,500	9,559,290
AMERIGROUP Corp.*	259,900	9,501,944
Centene Corp.*	584,900	17,541,151
HealthExtras, Inc.*	342,100	5,695,965
LCA-Vision, Inc.	402,700	13,409,910
LifePoint Hospitals, Inc.*	265,200	11,626,368
United Surgical Partners International, Inc.*	272,800	12,486,056
		79,820,684
Pharmaceuticals 3.3%
Able Laboratories, Inc.*	235,100	5,515,446
Connetics Corp.*	479,500	12,126,555
		17,642,001
Industrials 7.7%
Commercial Services & Supplies 1.0%
CoStar Group, Inc.*	141,100	5,199,535
Machinery 2.2%
Actuant Corp. "A"*	121,300	5,448,796
Watts Water Technologies, Inc. "A"	194,200	6,332,862
		11,781,658
Marine 0.2%
Diana Shipping, Inc.*	73,000	1,207,420
Road & Rail 0.9%
Heartland Express, Inc.	251,020	4,807,033
Transportation Infrastructure 3.4%
Greenbrier Cos., Inc.	185,300	6,502,177
Overnite Corp.	355,600	11,375,644
		17,877,821
Information Technology 22.9%
Communications Equipment 4.6%
Avocent Corp.*	270,600	6,943,596
Foundry Networks, Inc.*	963,900	9,542,610
Sonus Networks, Inc.* (d)	1,851,600	7,850,784
		24,336,990
Internet Software & Services 3.0%
Fastclick, Inc.*	31,200	374,400
j2 Global Communications, Inc.*	141,400	4,851,434
Websense, Inc.*	197,300	10,614,740
		15,840,574
Semiconductors & Semiconductor Equipment 8.7%
Emulex Corp.*	624,500	11,765,580
FormFactor, Inc.*	447,200	10,124,608
Power Integrations, Inc.*	580,600	12,128,734
Tessera Technologies, Inc.*	290,900	12,575,607
		46,594,529
Software 6.6%
Hyperion Solutions Corp.*	291,300	12,849,243
Kronos, Inc.*	192,700	9,848,897
THQ, Inc.* (d)	439,700	12,373,158
		35,071,298
Materials 1.1%
Metals & Mining
Foundation Coal Holdings, Inc. (d)	244,800	5,755,248
Total Common Stocks (Cost $450,493,210)		522,345,208
Securities Lending Collateral 8.4%
Daily Assets Fund Institutional, 2.83% (c) (e) (Cost $44,836,230)	44,836,230	44,836,230

Cash Equivalents 3.3%
Scudder Cash Management QP Trust, 2.69% (b) (Cost $17,331,722)	17,331,722	17,331,722
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $512,661,162) (a)	109.8	584,513,160
Other Assets and Liabilities, Net	(9.8)	(52,304,649)
Net Assets	100.0	532,208,511

* Non-income producing security.

(a) The cost for federal income tax purposes was $512,742,558. At March 31, 2005, net unrealized appreciation for all securities based on tax cost was $71,770,602. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $86,305,234 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $14,534,632.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annual seven-day yield at period end.

(c) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at March 31, 2005 amounted to $42,766,547, which is 8.0% of net assets.

(e) Represents collateral held in connection with securities lending.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2005 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $450,493,210) — including $42,766,547 of securities loaned	$ 522,345,208
Investment in Daily Assets Fund Institutional (cost $44,836,230)*	44,836,230
Investment in Scudder Cash Management QP Trust (cost $17,331,722)	17,331,722
Total investments in securities, at value (cost $512,661,162)	584,513,160
Receivable for investments sold	4,028,660
Receivable for Fund shares sold	1,161,938
Dividends receivable	5,146
Interest receivable	46,577
Other assets	68,751
Total assets	589,824,232
Liabilities
Payable for investments purchased	10,011,392
Payable for Fund shares redeemed	2,178,702
Payable upon return of securities loaned	44,836,230
Accrued investment advisory fee	20,460
Other accrued expenses and payables	568,937
Total liabilities	57,615,721
Net assets, at value	$ 532,208,511
Net Assets
Net assets consist of: Accumulated net investment loss	(2,442,255)
Net unrealized appreciation (depreciation) on investments	71,851,998
Accumulated net realized gain (loss)	32,325,112
Paid-in capital	430,473,656
Net assets, at value	$ 532,208,511

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of March 31, 2005 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($69,995,606 ÷ 2,941,467 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 23.80
Maximum offering price per share (100 ÷ 94.25 of $23.80)	$ 25.25

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($8,614,615 ÷ 369,508 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)

$ 23.31

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($10,057,149 ÷ 431,356 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)

$ 23.32
Investment Class Net Asset Value, offering and redemption price(a) per share ($331,910,770 ÷ 13,949,379 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 23.79
Class R Net Asset Value, offering and redemption price(a) per share ($1,998,462 ÷ 84,098 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 23.76
Class AARP Net Asset Value, offering and redemption price(a) per share ($3,825,171 ÷ 160,477 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 23.84
Class S Net Asset Value, offering and redemption price(a) per share ($100,515,880 ÷ 4,220,424 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 23.82
Institutional Class Net Asset Value, offering and redemption price(a) per share ($5,290,858 ÷ 222,141 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 23.82

(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended March 31, 2005 (Unaudited)
Investment Income
Income: Dividends	$ 234,432
Interest — Scudder Cash Management QP Trust	155,307
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	84,057
Total Income	473,796
Expenses: Investment advisory fee	1,526,905
Administrator service fee	1,357,713
Distribution and shareholder servicing fees	148,236
Auditing	49,875
Legal	17,257
Trustees' fees and expenses	10,605
Reports to shareholders	22,558
Registration fees	41,715
Other	9,927
Total expenses, before expense reductions	3,184,791
Expense reductions	(270,206)
Total expenses, after expense reductions	2,914,585
Net investment income (loss)	(2,440,789)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	32,545,355
Net unrealized appreciation (depreciation) during the period on investments	14,527,809
Net gain (loss) on investment transactions	47,073,164
Net increase (decrease) in net assets resulting from operations	$ 44,632,375

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2005 (Unaudited)	Year Ended September 30, 2004
Operations: Net investment income (loss)	$ (2,440,789)	$ (3,525,540)
Net realized gain (loss) on investment transactions	32,545,355	31,830,561
Net unrealized appreciation (depreciation) during the period on investment transactions	14,527,809	(3,709,078)
Net increase (decrease) in net assets resulting from operations	44,632,375	24,595,943
Distributions to shareholders from: Net realized gains: Class A	(345,056)	—
Class B	(26,552)	—
Class C	(37,721)	—
Investment Class	(2,440,122)	—
Class R	(8,399)	—
Fund share transactions: Proceeds from shares sold	64,750,055	152,100,288
Net assets acquired in tax-free reorganization	151,734,622	—
Reinvestment of distributions	2,691,377	—
Cost of shares redeemed	(87,108,529)	(161,740,929)
Redemption fees	685	—
Net increase (decrease) in net assets from Fund share transactions	132,068,210	(9,640,641)
Increase (decrease) in net assets	173,842,735	14,955,302
Net assets at beginning of period	358,365,776	343,410,474
Net assets at end of period (including accumulated net investment loss of $2,442,255 and $1,466, respectively)	$ 532,208,511	$ 358,365,776

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended September 30,	2005[a]	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 21.29	$ 19.74	$ 16.58	$ 20.69
Income (loss) from investment operations: Net investment income (loss)[c]	(.12)	(.20)	(.16)	(.03)
Net realized and unrealized gain (loss) on investment transactions	2.80	1.75	3.32	(4.08)
Total from investment operations	2.68	1.55	3.16	(4.11)
Less distributions from: Net realized gains on investment transactions	(.17)	—	—	—
Redemption fees	.00***	—	—	—
Net asset value, end of period	$ 23.80	$ 21.29	$ 19.74	$ 16.58
Total Return (%)[d]	12.47**	7.95	19.06	(19.86)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	70	40	25.6
Ratio of expenses before expense reductions (%)	1.36*	1.35	1.37	1.37*
Ratio of expenses after expense reductions (%)	1.25*	1.25	1.25	1.25*
Ratio of net investment income (loss) (%)	(1.05)*	(.93)	(.90)	(.75)*
Portfolio turnover rate (%)	117*	116	74	87[e]

[a] For the six months ended March 31, 2005 (Unaudited).

[b] For the period June 28, 2002 (commencement of operations of Class A shares) to September 30, 2002.

[c] Based on average shares outstanding during the period.

[d] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.

[e] On March 28, 2002, the Small Cap Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Small Cap Growth Fund as a stand-alone fund in addition to the Small Cap Portfolio.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B
Years Ended September 30,	2005[a]	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 20.94	$ 19.56	$ 16.55	$ 20.69
Income (loss) from investment operations: Net investment income (loss)[c]	(.21)	(.36)	(.30)	(.06)
Net realized and unrealized gain (loss) on investment transactions	2.75	1.74	3.31	(4.08)
Total from investment operations	2.54	1.38	3.01	(4.14)
Less distributions from: Net realized gains on investment transactions	(.17)	—	—	—
Redemption fees	.00***	—	—	—
Net asset value, end of period	$ 23.31	$ 20.94	$ 19.56	$ 16.55
Total Return (%)[d]	12.01**	7.16	18.19	(20.01)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9	3	2.3
Ratio of expenses before expense reductions (%)	2.11*	2.10	2.12	2.12*
Ratio of expenses after expense reductions (%)	2.00*	2.00	2.00	2.00*
Ratio of net investment income (loss) (%)	(1.80)*	(1.68)	(1.65)	(1.50)*
Portfolio turnover rate (%)	117*	116	74	87[e]

[a] For the six months ended March 31, 2005 (Unaudited).

[b] For the period June 28, 2002 (commencement of operations of Class B shares) to September 30, 2002.

[c] Based on average shares outstanding during the period.

[d] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.

[e] On March 28, 2002, the Small Cap Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Small Cap Growth Fund as a stand-alone fund in addition to the Small Cap Portfolio.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C
Years Ended September 30,	2005[a]	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 20.94	$ 19.56	$ 16.55	$ 20.69
Income (loss) from investment operations: Net investment income (loss)[c]	(.21)	(.36)	(.30)	(.06)
Net realized and unrealized gain (loss) on investment transactions	2.76	1.74	3.31	(4.08)
Total from investment operations	2.55	1.38	3.01	(4.14)
Less distributions from: Net realized gains on investment transactions	(.17)	—	—	—
Redemption fees	.00***	—	—	—
Net asset value, end of period	$ 23.32	$ 20.94	$ 19.56	$ 16.55
Total Return (%)[d]	12.01**	7.16	18.19	(20.01)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10	5	2.1
Ratio of expenses before expense reductions (%)	2.11*	2.10	2.12	2.12*
Ratio of expenses after expense reductions (%)	2.00*	2.00	2.00	2.00*
Ratio of net investment income (loss) (%)	(1.80)*	(1.68)	(1.65)	(1.50)*
Portfolio turnover rate (%)	117*	116	74	87[e]

[a] For the six months ended March 31, 2005 (Unaudited).

[b] For the period June 28, 2002 (commencement of operations of Class C shares) to September 30, 2002.

[c] Based on average shares outstanding during the period.

[d] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.

[e] On March 28, 2002, the Small Cap Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Small Cap Growth Fund as a stand-alone fund in addition to the Small Cap Portfolio.

* Annualized

** Not annualized

*** Amount is less than $.005.

Investment Class
Years Ended September 30,	2005[a]	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 21.29	$ 19.74	$ 16.57	$ 19.73	$ 26.95	$ 21.89
Income (loss) from investment operations:
Net investment income (loss)	(.12)[b]	(.20)[b]	(.16)[b]	(.13)[b]	(.12)	(.15)
Net realized and unrealized gain (loss) on investment transactions	2.79	1.75	3.33	(3.03)	(5.53)	8.53
Total from investment operations	2.67	1.55	3.17	(3.16)	(5.65)	8.38
Less distributions from: Net realized gains on investment transactions	(.17)	—	—	—	(1.57)	(3.32)
Redemption fees	.00***	—	—	—	—	—
Net asset value, end of period	$ 23.79	$ 21.29	$ 19.74	$ 16.57	$ 19.73	$ 26.95
Total Return (%)[c]	12.43**	7.95	19.13	(16.02)	(21.77)	41.59
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	332	310	313	204	241	292
Ratio of expenses before expense reductions (%)	1.36*	1.35	1.37	1.40[d]	1.46[d]	1.44[d]
Ratio of expenses after expense reductions (%)	1.25*	1.25	1.25	1.25[d]	1.25[d]	1.25[d]
Ratio of net investment income (loss) (%)	(1.05)*	(.93)	(.90)	(.63)	(.53)	(.60)
Portfolio turnover rate (%)	117*	116	74	87[e]	109	136

[a] For the six months ended March 31, 2005 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] The expense ratio of the Small Cap Portfolio is included in this ratio.

[e] On March 28, 2002, the Small Cap Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Small Cap Growth Fund as a stand-alone fund in addition to the Small Cap Portfolio.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class R
	2005[a]	2004[b]
Selected Per Share Data
Net asset value, beginning of period	$ 21.29	$ 20.06
Income (loss) from investment operations:
Net investment income (loss)[c]	(.15)	(.25)
Net realized and unrealized gain (loss) on investment transactions	2.79	1.48
Total from investment operations	2.64	1.23
Less distributions from: Net realized gains on investment transactions	(.17)	—
Redemption fees	.00***	—
Net asset value, end of period	$ 23.76	$ 21.29
Total Return (%)[d]	12.34**	6.13**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	1
Ratio of expenses before expense reductions (%)	1.62*	1.60*
Ratio of expenses after expense reductions (%)	1.50*	1.50*
Ratio of net investment income (loss) (%)	(1.30)*	(1.14)*
Portfolio turnover rate (%)	117*	116

[a] For the six months ended March 31, 2005 (Unaudited).

[b] For the period October 1, 2003 (commencement of operations of Class R shares) to September 30, 2004.

[c] Based on average shares outstanding during the period.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class AARP
2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 23.88
Income (loss) from investment operations: Net investment income (loss)[b]	(.05)
Net realized and unrealized gain (loss) on investment transactions	.01
Total from investment operations	(.04)
Redemption fees	.00***
Net asset value, end of period	$ 23.84
Total Return (%)[c]	(.17)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4
Ratio of expenses before expense reductions (%)	1.12*
Ratio of expenses after expense reductions (%)	1.00*
Ratio of net investment income (loss) (%)	(.80)*
Portfolio turnover rate (%)	117*

[a] For the period December 20, 2004 (commencement of operations of Class AARP shares) to March 31, 2005 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S
2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 23.88
Income (loss) from investment operations: Net investment income (loss)[b]	(.05)
Net realized and unrealized gain (loss) on investment transactions	(.01)
Total from investment operations	(.06)
Redemption fees	.00***
Net asset value, end of period	$ 23.82
Total Return (%)[c]	(.25)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	101
Ratio of expenses before expense reductions (%)	1.12*
Ratio of expenses after expense reductions (%)	1.00*
Ratio of net investment income (loss) (%)	(.80)*
Portfolio turnover rate (%)	117*

[a] For the period December 20, 2004 (commencement of operations of Class S shares) to March 31, 2005 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Institutional Class
2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 23.88
Income (loss) from investment operations: Net investment income (loss)[b]	(.05)
Net realized and unrealized gain (loss) on investment transactions	(.01)
Total from investment operations	(.06)
Redemption fees	.00***
Net asset value, end of period	$ 23.82
Total Return (%)[c]	(.25)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5
Ratio of expenses before expense reductions (%)	1.12*
Ratio of expenses after expense reductions (%)	1.00*
Ratio of net investment income (loss) (%)	(.80)*
Portfolio turnover rate (%)	117*

[a] For the period December 20, 2004 (commencement of operations of Institutional Class shares) to March 31, 2005 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Small Cap Growth Fund, ("Scudder Small Cap Growth Fund" or the "Fund") is a diversified series of Scudder Advisor Funds (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Investment Class shares are not subject to initial or contingent deferred sales charges. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge or contingent deferred sales charge. On December 20, 2004, the Fund commenced offering Class AARP, S and Institutional Class shares. Shares of Class AARP are designed for members of AARP. Class AARP and S shares are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.) Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution fees, service fees, administrator fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market investments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Net investment income of the Fund is distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

Redemption Fees. Effective February 1, 2005, the Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended March 31, 2005, purchases and sales of investment securities (excluding short-term investments) aggregated $268,108,095 and $286,370,402, respectively.

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Fund's Advisor. Investment Company Capital Corporation ("ICCC" or the "Administrator"), also an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Fund's Administrator.

Investment Advisory Agreement. Under the Investment Advisory Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. The investment advisory fee payable under the Investment Advisory Agreement is equal to an annual rate of 0.65% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

For the six months ended March 31, 2005, the Advisor and Administrator have contractually agreed to waive their fees or reimburse expenses to the extent necessary to maintain the annualized expenses of the classes of the Fund as follows:

Class A	1.25%
Class B	2.00%
Class C	2.00%
Investment Class	1.25%
Class R	1.50%
Class AARP	1.00%
Class S	1.00%
Institutional Class	1.00%

Accordingly, for the six months ended March 31, 2005, the Advisor waived a portion of its advisory fee pursuant to an Expense Limitation Agreement aggregating $265,848 and the amount imposed aggregated $1,261,057 which was equivalent to an annualized effective rate of 0.48% of the Fund's average daily net assets.

Administrator. For its services as Administrator, ICCC receives a fee (the "Administrator Service Fee") of 0.65% of the average daily net assets for the Investment Class and 0.40% of average daily net assets for Class A, B, C, R, AARP, S and Institutional Class shares for the Fund, computed and accrued daily and payable monthly. For the six months ended March 31, 2005, the Administrator Service Fee for the Fund was as follows:

Administrator Service Fee	Total Aggregated	Unpaid at March 31, 2005
Class A	$ 116,332	$ 41,614
Class B	13,074	5,000
Class C	15,704	5,794
Investment Class	1,082,684	291,560
Class R	2,867	4,464
Class AARP	4,330	2,158
Class S	116,740	52,384
Institutional Class	5,982	3,048
	$ 1,357,713	$ 406,022

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.25% of the average daily net assets of the Class A and R shares and 0.75% of average daily net assets of the Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended March 31, 2005, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at March 31, 2005
Class A	$ 72,708	$ 14,884
Class B	24,514	5,770
Class C	29,444	6,495
Class R	1,792	696
	$ 128,458	$ 27,845

In addition, SDI provides information and administrative services ("Shareholder Servicing Fee") to Class B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended March 31, 2005, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Unpaid at March 31, 2005	Annualized Effective Rate
Class B	$ 8,170	$ 1,872.25%
Class C	9,814	2,101.25%
Class R	1,796	645.25%
	$ 19,780	$ 4,618

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended March 31, 2005 aggregated $5,273.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended March 31, 2005, the CDSC for the Fund's Class B and C shares was $17,484 and $1,315, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended March 31, 2005, SDI received none.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an annual fee for his services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Insurance Brokerage Commissions. The Fund paid insurance premiums to an unaffiliated insurance broker in 2002 and 2003. This broker in turn paid a portion of its commissions to an affiliate of the Advisor, which performed certain insurance brokerage services for the broker. The Advisor has reimbursed the Fund for the portion of commissions (plus interest) paid to the affiliate of the Advisor attributable to the premiums paid by the Fund. The amounts for 2002 and 2003 were $109 and $199, respectively.

D. Expense Reductions

For the six months ended March 31, 2005, the Advisor agreed to reimburse the Fund $4,358, which represents a portion of the fee savings expected to be realized by the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended March 31, 2005		Year Ended September 30, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	813,868	$ 19,085,473	1,672,039	$ 36,271,328
Class B	30,639	709,376	88,356	1,908,140
Class C	60,845	1,408,187	246,530	5,248,995
Investment Class	1,400,196	32,946,167	4,874,449	107,245,254
Class R	44,707	1,058,827	63,776*	1,426,571*
Class AARP**	9,457	225,624	—	—
Class S**	248,690	5,960,696	—	—
Institutional Class**	140,492	3,355,705	—	—
		$ 64,750,055		$ 152,100,288
Shares issued in tax-free reorganization***
Class A	1,025,698	$ 24,493,662	—	$ —
Class B	240,452	5,636,196	—	—
Class C	230,731	5,408,327	—	—
Class AARP**	162,620	3,883,362	—	—
Class S**	4,610,344	110,095,022	—	—
Institutional Class**	92,883	2,218,053	—	—
		$ 151,734,622		$ —
Shares issued to shareholders in reinvestment of distributions
Class A	13,900	$ 335,001	—	$ —
Class B	1,075	25,412	—	—
Class C	1,464	34,661	—	—
Investment Class	95,521	2,287,904	—	—
Class R	349	8,399	—	—
		$ 2,691,377		$ —
Shares redeemed
Class A	(768,085)	$ (18,072,646)	(1,106,790)	$ (23,947,970)
Class B	(59,215)	(1,370,565)	(48,726)	(1,057,331)
Class C	(78,048)	(1,811,385)	(153,442)	(3,061,941)
Investment Class	(2,107,592)	(49,702,175)	(6,183,982)	(133,394,204)
Class R	(12,270)	(287,680)	(12,464)*	(279,483)*
Class AARP**	(11,600)	(273,504)	—	—
Class S**	(638,610)	(15,333,919)	—	—
Institutional Class**	(11,234)	(256,655)	—	—
		$ (87,108,529)		$ (161,740,929)
Redemption Fees		$ 685		$ —
Net increase (decrease)
Class A	1,085,381	$ 25,841,490	565,249	$ 12,323,358
Class B	212,951	5,000,419	39,630	850,809
Class C	214,992	5,039,790	93,088	2,187,054
Investment Class	(611,875)	(14,467,850)	(1,309,533)	(26,148,950)
Class R	32,786	2,997,599	51,312*	1,147,088*
Class AARP**	160,477	3,835,482	—	—
Class S**	4,220,424	100,722,230	—	—
Institutional Class**	222,141	3,099,050	—	—
		$ 132,068,210		$ (9,640,641)

* For the period October 1, 2003 (commencement of operations of Class R shares) to September 30, 2004.

** For the period December 20, 2004 (commencement of operations of Class AARP, S and Institutional Class shares) to March 31, 2005.

*** On December 17, 2004, the Scudder 21st Century Growth Fund was acquired by the Fund through a tax-free reorganization.

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

H. Acquisition of Assets

On December 17, 2004, the Fund acquired all of the net assets of Scudder 21st Century Growth Fund pursuant to a plan of reorganization approved by shareholders on December 10, 2004. The acquisition was accomplished by a tax-free exchange of 1,760,540 Class A shares, 419,909 Class B shares, 402,632 Class C shares, 155,732 Institutional Class shares, 7,811,577 Class S shares and 275,426 Class AARP shares of Scudder 21st Century Growth Fund, respectively, for 1,025,698 Class A shares, 240,452 Class B shares, 230,731 Class C shares, 92,883 Institutional Class shares, 4,610,344 Class S shares and 162,620 Class AARP shares of Scudder Small Cap Growth Fund, respectively, outstanding on December 17, 2004. Scudder 21st Century Growth Fund net assets at that date $151,734,622, including $29,556,089 of net unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $403,829,445. The combined net assets of the Fund immediately following the acquisition were $555,564,066.

Account Management Resources

For shareholders of Classes A, B, C, and Investment Class

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

For shareholders of Class R

Automated Information Lines	Scudder Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site

scudder.com

Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a Scudder service representative.
Written Correspondence	Scudder Retirement Services 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

For shareholders of Class AARP and Class S

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative.	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web sites — aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Scudder Small Cap Growth Fund
Class A	Nasdaq Symbol	SSDAX
	CUSIP Number	81111R 791
Class B	Nasdaq Symbol	SSDBX
	CUSIP Number	81111R 783
Class C	Nasdaq Symbol	SSDCX
	CUSIP Number	81111R 775
Class R	Nasdaq Symbol	SSDRX
	CUSIP Number	81111R 718
Investment Class	Nasdaq Symbol	BTSCX
	CUSIP Number	81111R 767
Class AARP*	Nasdaq Symbol	SSDPX
	CUSIP Number	81111R 676
Class S*	Nasdaq Symbol	SSDSX
	CUSIP Number	81111R 684

* Scudder Small Cap Growth Fund Class AARP and Class S shares commenced operations on December 20, 2004.

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

For AARP shareholders only: Certain investors in the AARP Investment Program are advised that limited nonpublic personal information is shared with AARP and its subsidiary AARP Services Inc. (ASI). This includes an investor's status as a current or former Program participant, name, address, and type of account maintained (i.e. IRA or non-IRA). This information must be shared so that ASI can provide quality control services, such as monitoring satisfaction with the Program. However, AARP and ASI may also use this information for other purposes such as member research, and may share this information with other AARP providers to inform members of AARP benefits and services. Shareholders residing in states with certain state specific privacy restrictions are excluded from this information sharing. All other shareholders may instruct us in writing not to share information regarding themselves or joint account holders with AARP or ASI for any purposes unrelated to the AARP Investment Program. With respect to accounts that are jointly held, an opt-out request received from any of the joint account holders will be applied to the entire account.

Questions on this policy may be sent to:

For Class AARP:
AARP Investment Program, Attention: Correspondence,
P.O. Box 219735, Kansas City, MO 64121-9735

For Class S:
Scudder Investments, Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

For all other classes:
Scudder Investments, Attention: Correspondence — Chicago
P.O. Box 219415, Kansas City, MO 64121-9415

September 2004

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

                Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Not applicable.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating and Governance Committee evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund, One South Street, Baltimore, MD
21202.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Small Cap Fund

By:                                 /s/ Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               May 31, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Small Cap Fund

By:                                 /s/ Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               May 31, 2005

By:                                 /s/ Paul Schubert
                                    ---------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               May 31, 2005